

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH DECEMBER 31, 2020

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index





Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.1 billion

Headquartered: Quincy, CA

Bank Branches: 13

Year Established: 1980

PLUMAS BANCORP


Redding
Carson City
South Lake Tahoe
Sacramento

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 15

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 13

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 8

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 3

PLUMAS BANCORP

Business Model

- Branch network of 13 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Decline of 7% in 2020
- Net Interest Income increased by $841 thousand
- Bank Net Interest Margin declined to 4.06% vs. bank peers at 3.70% in 3Q20*
- Provision for loan losses increased by $1.7 million

PLUMAS BANCORP

* Average for CA Banks $1B-$3B



Net Income
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,818
$7,474
$8,189
$13,992
$15,512
$14,475
2015
2016
2017
2018
2019
2020



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Gains on sale of SBA loans
  - Loan servicing fees



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,368
$1,586
$1,942
$562
$1,257
$2,291
$1,740
$1,770
$642
$1,209
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
2015
2016
2017
2018
2019
2020
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income

PLUMAS BANCORP



Spanish Creek

- ROE leads bank peers at 14.7% in 2020
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
2020
11.6%
13.5%
13.7%
20.8%
18.7%
14.7%
8.6%
7.4%
6.0%
10.8%
11.1%
Plumas Bank
CA Banks $500M-$1B



Lake Almanor

- Stock price has increased more than 160% in the last 5 years
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP

Stock Price to Earnings per Share



20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
Plumas Bancorp
CA Banks $500M-$1B



Mount Shasta

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$527
$582
$663
$727
$747
$974
2015
2016
2017
2018
2019
2020

AVERAGE INTEREST-BEARING DEPOSITS RATE IS 0.18%



Time
4%
Money Market
18%
Non-Interest
Bearing
53%
Savings
25%

Balances as of Dec. 31, 2020

PLUMAS BANCORP

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.15%



Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$401
$461
$487
$566
$620
$709
2015
2016
2017
2018
2019
2020

DIVERSIFIED, GROWING LOAN PORTFOLIO

68% OF PORTFOLIO BALANCE IS VARIABLE RATE

OF WHICH 43% ARE AT A FLOOR RATE



RE/Residential 2%
RE/Construction 3%
Home Equity Lines 5%
Commercial 7%
CRE/Multi Family 9%
Agricultural 10%
PPP 10%
Indirect Auto 13%
CRE/Owner 20%
CRE/Investor 20%

Balances as of Dec. 31, 2020

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Hospitality
Gas Stations with Convenience Store
Mixed Commercial
Industrial
Mini Storage
Mixed Commercial & Residential
Medical Facilities
Residential
Restaurants
Other Special Purpose
Residential Land Development
Other General Purpose
Assisted Living Facility
Gaming
Commercial Land Development
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2020

Diversification of Real Estate Construction Loans by Property Type



8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
Mini Storage
Hospitality
Commercial Land Development
Residential Land Development
Office
Mixed Commercial
Multi-Family
Medical Facilities
Other
CRE - Const
SBA - Const
Balances as of Dec. 31, 2020

PLUMAS BANCORP

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION

- 28% - NV - Western (pale green)
- 22% - CA - Northern Sacramento Valley (light green)
- 21% - CA - Northern (dark green)
- 13% - CA - Greater Sacramento (yellow)
- 4% - CA - Bay Area (pink)
- 4% - CA - Central Coast (orange)
- 3% - CA - San Joaquin Valley (chartreuse green)
- 2% - CA - Southern (blue)
- 2% - OR
- <1% - CA - Central Sierra (tan) & Southern Border (magenta)
- <1% - NV - Northwestern (pale blue), Northeastern (pale pink) & WA

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2020

Payroll Protection Program Loans

- 730 PPP loans outstanding with an average balance of $95,000
- Total PPP loans originated - $119 million
- Fees collected from the SBA - $5.0 million
- Balance of unearned fees - $2.3 million
- Balance of PPP loans at 12/31/20 - $71 million
- Balance with a two-year maturity - $68 million
- Balance with a five-year maturity - $3 million

Balances as of Dec. 31, 2020

PLUMAS BANCORP

Indirect Automobile Loans

- Total automobile loans - $91 million
- Average balance - $35.8 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 737
- Delinquent loans as a percent of total by dollars – 1.46%


BALANCE BY LOAN TYPE
New vehicle
Used vehicle
50%
50%

Balances as of December 31, 2020

PLUMAS BANCORP

Loans with Payment Deferrals (in thousands)

At December 31, 2020 there were 113 loans on deferral totaling $37.4 million



Chandler Road

	Month Payments Resume					
Loan Type	*January*	*February*	*March*	*April*	*Other*	**Total**
Commercial	395	-	578	240	37	**1,250**
Real Estate - Residential	-	-	-	2,274	-	**2,274**
Real Estate - Commercial	11,968	3,283	-	15,568	366	**31,185**
Equity Lines of Credit	-	-	-	197	-	**197**
Automobile	74	480	673	600	493	**2,320**
Other	9	4	14	24	76	**127**
Total	**$ 12,446**	**$ 3,767**	**$ 1,265**	**$ 18,903**	**$ 972**	**$ 37,353**



Modoc County

Financial Recap

PLUMAS BANCORP

2020 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	12/31/2020	12/31/2019	Change	% Change
Assets	$ 1,111,576	$ 865,191	$ 246,385	28.5%
Deposits	$ 973,974	$ 747,324	$ 226,650	30.3%
Loans	$ 709,939	$ 619,718	$ 90,221	14.6%
Net Income	$ 14,475	$ 15,512	$ 1,037	6.7%
Income Before Tax	$ 19,952	$ 21,380	$ 1,428	6.7%
Net Interest Income	$ 38,396	$ 37,555	$ 841	2.2%
Net Interest Margin	4.02%	4.75%	0.73%	15.4%
ROAA	1.43%	1.82%	0.39%	21.4%
ROAE	15.5%	20.2%	4.7%	23.3%
Book Value per Share	$ 19.33	$ 16.36	$ 2.97	18.2%
Diluted EPS	$ 2.77	$ 2.97	$ 0.20	6.7%

2020 Financial Highlights – Five Year

PLUMAS BANCORP



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	%
Assets	$ 1,111,576	$ 865,191	$ 824,398	$ 745,427	$ 657,975	69%
Deposits	$ 973,974	$ 747,324	$ 726,565	$ 662,657	$ 582,353	67%
Loans	$ 709,939	$ 619,718	$ 566,199	$ 486,634	$ 461,123	54%
Nonperforming assets/total assets	0.27%	0.33%	0.28%	0.59%	0.53%	-49%
Net Income	$ 14,475	$ 15,512	$ 13,992	$ 8,189	$ 7,474	94%
Net Interest Margin	4.02%	4.75%	4.70%	4.35%	4.21%	-5%
Efficiency ratio	50.6%	49.9%	52.0%	55.5%	58.9%	-14%
ROAA	1.43%	1.82%	1.83%	1.18%	1.20%	19%
ROAE	15.5%	20.2%	23.3%	15.4%	16.1%	-4%
Book Value per Share	$ 19.33	$ 16.36	$ 13.03	$ 11.00	$ 9.80	97%
Diluted EPS	$ 2.77	$ 2.97	$ 2.68	$ 1.58	$ 1.47	88%


Rainbow Bridge, Donner Summit

Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
Dec '15
Opened
Reno Branch
May '14
Opened LPO
Chico
Jun '07
Opened SBA LPO
Auburn
Oct '18
Purchased Mutual of
Omaha Bank's
Carson City Branch
Branch
SBA Loan Production Office
Loan Production Office

PLUMAS BANCORP



Lake Tahoe

Challenges

- Managing Balance Sheet growth during the Pandemic
- Margin compression
- Director and Management succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Recent Performance Based Awards

❖ Bankers Cup – Recognizing the top 10% of Community Banks
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017

(publicly traded with assets between $500 million and $10 billion)

By Raymond James & Associates

❖ Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020

(publicly traded on a major exchange with market cap below $2.5 billion)

By Sandler O'Neill + Partners

❖ Top 100 Community Banks 2019
Top 2% of all Community Banks 2018

(with assets under $3 billion)

By S&P Global Market Intelligence

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2020

(community banks with assets between $500 million and $5 billion)

By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2019

By The Findley Reports

❖ Bison Select Financial Institution 2019-2020

(publicly traded banks without formal sell-side coverage)

By D.A. Davidson